EXHIBIT 32.1


                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                       CHIEF FINANCIAL OFFICER PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Ted Kozub, Chief Executive Officer and Chief Financial Officer of Nitro Petroleum Incorporated (the "Company"), hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended July 31, 2006 (the "Quarterly Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:
           /s/ Ted Kozub
           -------------------------------------------
Name:      Ted Kozub
Title:     Chief Executive Officer and
           Chief Financial Officer
Date:      September 14 , 2006

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to the Company's Quarterly Report on Form 10-QSB. A signed original of this statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


This certification  accompanies this Quarterly Report on Form 10-QSB pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.